July 14, 2026 2Q26 Financial Results Exhibit 99

2Q26 Financial highlights

ROTCE[1] **29%**	CET1 capital ratios[3]	Std. RWA[4] **$2.1T**
ROTCE ex. significant items[2] **23%**	Std. **14.1%** | Adv. **14.2%**	Cash and marketable securities[5] **$1.5T**
	Total Loss-Absorbing Capacity[3] **$590B**	Average loans **$1.5T**

Income statement

- 2Q26 net income of $21.2B and EPS of $7.70
  - Excluding significant items[2], 2Q26 net income of $16.9B, EPS of $6.14 and ROTCE of 23%
- Managed revenue of $58.0B[6]
- Expense of $27.3B and managed overhead ratio of 47%[6]

Balance sheet

- Loans: average loans of $1.5T up 10% YoY and 2% QoQ
- Deposits: average deposits of $2.7T up 7% YoY and 3% QoQ
- CET1 capital of $303B[3]
  - Standardized CET1 capital ratio of 14.1%[3]; Advanced CET1 capital ratio of 14.2%[3]

Capital distributed

- Common dividend of $4.0B or $1.50 per share
- $6.2B of common stock net repurchases[7]
- Net payout LTM of 73%[7,8]

SIGNIFICANT ITEMS ($MM, EXCLUDING EPS)

	Pretax	Net income	EPS
Net gain related to Visa shares in Corporate[9]	$4,550	$3,443	$1.27
Gains on certain equity investments in Corporate ($763mm) and CIB ($263mm)[10]	1,026	776	0.29

[1] See note 3 on slide 9
[2] See note 5 on slide 9
[3] Represents the estimated Basel III common equity Tier 1 ("CET1") capital and ratio and Total Loss-Absorbing Capacity for the current period
[4] Standardized risk-weighted assets ("RWA"). Estimated for the current period
[5] Cash and marketable securities represent HQLA and unencumbered marketable securities. Estimated for the current period. See note 1 on slide 10
[6] See note 1 on slide 9
[7] Includes the net impact of employee issuances. Excludes excise tax and commissions
[8] Last twelve months ("LTM")
[9] See note 2 on slide 10
[10] Represented a measurement alternative markup on an equity investment and initial gains on transition from measurement alternative to recurring fair value on certain other equity investments

JPMorganChase

1

2Q26 Financial results[1]

$B, EXCEPT PER SHARE DATA

	2Q26	$ O/(U) 1Q26	$ O/(U) 2Q25
Net interest income	$25.6	$0.1	$2.3
Noninterest revenue	32.4	7.3	10.0
Managed revenue[1]	**58.0**	**7.5**	**12.3**
Expense	**27.3**	**0.5**	**3.5**
Credit costs	**2.5**	**0.0**	**(0.3)**
Net income	**$21.2**	**$4.7**	**$6.2**
Net income applicable to common stockholders	$20.8	$4.6	$6.1
EPS – diluted	$7.70	$1.76	$2.46
ROE[2]	24%	19%	18%
ROTCE[2,3]	29	23	21
Overhead ratio – managed[1,2]	47	53	52
Effective tax rate[2]	23.1	19.5	18.0
Managed tax rate[1,2,4]	25.0	22.1	21.3
Memo:			
NII excluding Markets[5]	*$23.7*	*$0.4*	*$0.9*
NIR excluding Markets[5]	*22.3*	*6.6*	*8.3*
Markets revenue	*12.1*	*0.5*	*3.1*
Managed revenue[1]	**58.0**	**7.5**	**12.3**
Adjusted expense[6]	*$27.2*	*$0.6*	*$3.5*
Adjusted overhead ratio[1,2,6]	*47%*	*53%*	*52%*

$B	2Q26	1Q26	2Q25
Net charge-offs	$2.4	$2.3	$2.4
Reserve build/(release)	0.1	0.2	0.4
Credit costs	**$2.5**	**$2.5**	**$2.8**

FINANCIAL PERFORMANCE

- **Net income of $21.2B, up 41% YoY, or up 13% excluding significant items**[7]
- **Revenue** of $58.0B, up 27% YoY, or up 15% excluding significant items; NII of $25.6B, up 10% YoY; NIR of $32.4B, up 45% YoY, or up 20% excluding significant items
  - NII ex. Markets of $23.7B, up 4% YoY, driven by higher deposit balances, higher revolving balances in Card Services and higher wholesale loan balances, largely offset by the impact of lower rates
  - NIR ex. Markets of $22.3B, up 59% YoY, or up 19% also excluding significant items, largely driven by higher asset management fees in AWM and CCB, higher Investment Banking revenue and higher auto operating lease income, partially offset by higher net investment securities losses
  - Markets revenue of $12.1B, up 35% YoY, predominantly driven by higher Equity Markets revenue
- **Expense** of $27.3B, up 15% YoY, predominantly driven by higher compensation, including higher revenue-related compensation and growth in the number of front office employees, as well as higher brokerage expense and distribution fees, higher marketing expense, higher technology expense and higher occupancy expense
- **Credit costs** of $2.5B
  - NCOs of $2.4B, down $44mm YoY
  - Net reserve build of $149mm

LINE OF BUSINESS DETAIL

2Q26	Net income ($B)	ROE	O/H ratio
CCB	$5.3	34%	55%
CIB	9.7	22	46
AWM	2.0	48	61

Note: Totals may not sum due to rounding
[1] See note 1 on slide 9
[2] Actual numbers for all periods, not over/(under)
[3] See note 3 on slide 9
[4] Reflects fully taxable-equivalent ("FTE") adjustments of $675mm in 2Q26
[5] See note 2 on slide 9
[6] See note 4 on slide 9
[7] See note 5 on slide 9

JPMorganChase
2

Fortress balance sheet

$B, EXCEPT PER SHARE DATA

	2Q26	1Q26	2Q25
Risk-based capital metrics[1]			
CET1 capital	$303	$291	$284
Basel III Standardized RWA	2,142	2,039	1,883
CET1 capital ratio – Standardized	14.1%	14.3%	15.1%
Basel III Advanced RWA	$2,128	$2,061	$1,873
CET1 capital ratio – Advanced	14.2%	14.1%	15.2%
Leverage-based capital metric[2]			
Firm SLR	5.5%	5.6%	5.9%
Liquidity metrics[3]			
Firm LCR	110%	112%	113%
Bank LCR	118	120	120
Total excess HQLA	$254	$272	$274
HQLA and unencumbered marketable securities	1,505	1,505	1,543
Balance sheet metrics			
Total assets (EOP)	$5,015	$4,900	$4,552
Deposits (average)	2,686	2,603	2,505
Tangible book value per share[4]	113.35	108.87	103.40

STANDARDIZED CET1 RATIO[1]



14.3%
102 bps
(50 bps)
(71 bps)
2 bps
3 bps
14.1%
1Q26
Net income[5]
Capital Distributions[6]
RWA
AOCI[7]
Other[8]
2Q26

STANDARDIZED RISK-WEIGHTED ASSETS ($B)[1]



2,039
30
(6)
78
2,142
1Q26
Lending[9]
Market Risk
Credit Risk ex. Lending
2Q26

Note: Totals may not sum due to rounding
[1] Estimated for the current period
[2] Estimated for the current period. Represents the supplementary leverage ratio ("SLR")
[3] Estimated for the current period. Liquidity Coverage Ratio ("LCR") represents the average LCR for the Firm and JPMorgan Chase Bank, N.A. ("Bank"). See note 1 on slide 10
[4] See note 3 on slide 9
[5] Reflects Net Income Applicable to Common Equity
[6] Includes net share repurchases and common dividends
[7] As provided in the capital rules, excludes AOCI on cash flow hedges and DVA related to structured notes
[8] Primarily CET1 capital deductions
[9] Includes Loans and Commitments

JPMorganChase
3

CCB CIB AWM Corp.

Consumer & Community Banking[1]

SELECTED INCOME STATEMENT DATA ($MM)

		$ O/(U)	
	2Q26	1Q26	2Q25
Revenue	**$20,272**	**$704**	**$1,425**
Banking & Wealth Management	11,229	652	531
Home Lending	1,285	53	35
Card Services & Auto	7,758	(1)	859
Expense	**11,108**	**129**	**1,250**
Credit costs	**2,156**	**106**	**74**
Net charge-offs (NCOs)	2,156	(39)	70
Change in allowance	0	145	4
Net income	**$5,311**	**$335**	**$142**

FINANCIAL PERFORMANCE

- **Net income of $5.3B, up 3% YoY**
- **Revenue** of $20.3B, up 8% YoY, predominantly driven by higher Card NII, largely on higher revolving balances, as well as higher operating lease income in Auto and higher asset management fees in J.P. Morgan Wealth Management
- **Expense** of $11.1B, up 13% YoY, predominantly driven by higher marketing expense, higher compensation for advisors and bankers, higher technology expense and higher auto lease depreciation
- **Credit costs** of $2.2B
  - NCOs of $2.2B, up $70mm YoY, predominantly driven by Card Services

KEY DRIVERS / STATISTICS ($B)[2]

	2Q26	1Q26	2Q25
Average equity	$61.5	$61.5	$56.0
ROE	34%	32%	36%
Overhead ratio	55	56	52
Average loans	$587.6	$582.8	$576.1
Average deposits	1,095.6	1,076.0	1,060.4
Active mobile customers (mm)[3]	63.7	63.0	59.9
Debit & credit card sales volume[4]	$535.8	$487.6	$487.2

- Average loans up 2% YoY and 1% QoQ
- Average deposits up 3% YoY and 2% QoQ
- Active mobile customers up 6% YoY
- Debit & credit card sales volume up 10% YoY and QoQ
- Client investment assets up 21% YoY and 10% QoQ

KEY DRIVERS / STATISTICS ($B) – DETAIL BY BUSINESS

	2Q26	1Q26	2Q25
Banking & Wealth Management			
Business Banking average loans	$18.3	$18.6	$19.2
Business Banking loan originations	0.7	0.7	0.9
Client investment assets (EOP)	1,394.9	1,272.2	1,155.0
Deposit margin	2.70%	2.63%	2.76%
Home Lending			
Average loans	$238.8	$240.4	$242.7
Loan originations[5]	17.2	13.7	13.5
Third-party mortgage loans serviced (EOP)	652.8	656.4	653.3
Net charge-off/(recovery) rate	(0.03)%	(0.03)%	(0.04)%
Card Services & Auto			
Card Services average loans	$243.5	$239.2	$228.4
Auto average loans and leased assets	92.6	90.6	86.6
Auto loan and lease originations	12.3	10.4	11.3
Card Services net charge-off rate	3.34%	3.47%	3.40%
Card Services net revenue rate	10.37	10.78	10.06
Card Services sales volume[4]	$373.1	$337.6	$340.0

[1] See note 1 on slide 9

For additional footnotes see slide 11

JPMorganChase

4

CCB CIB AWM Corp.

Commercial & Investment Bank[1]

SELECTED INCOME STATEMENT DATA ($MM)

	2Q26	$ O/(U) 1Q26	$ O/(U) 2Q25
Revenue	**$24,853**	**$1,474**	**$5,318**
Investment Banking revenue	3,902	766	1,218
Payments	5,296	173	561
Lending	1,964	(202)	135
Total Banking & Payments	**11,162**	**737**	**1,914**
Fixed Income Markets	6,053	(1,025)	363
Equity Markets	6,025	1,544	2,779
Securities Services	1,657	158	239
Credit Adjustments & Other	(44)	60	23
Total Markets & Securities Services	**13,691**	**737**	**3,404**
Expense	**11,390**	**254**	**1,749**
Credit costs	**356**	**(126)**	**(340)**
Net income	**$9,678**	**$634**	**$3,028**

KEY DRIVERS / STATISTICS ($B)[2]

	2Q26	1Q26	2Q25
Average equity	$172.2	$166.5	$149.5
ROE	22%	21%	17%
Overhead ratio	46	48	49
IB fees ($mm)	$3,277	$2,883	$2,513
Average Banking & Payments loans	391.1	374.0	345.4
Average client deposits[3]	1,205.2	1,167.1	1,089.8
Assets under custody ($T)	44.9	40.9	38.0
Net charge-off/(recovery) rate[4]	0.14%	0.09%	0.25%

FINANCIAL PERFORMANCE

- **Net income of $9.7B, up 46% YoY; revenue of $24.9B, up 27% YoY**
- **Banking & Payments revenue**
  - IB revenue of $3.9B, up 45% YoY, predominantly driven by higher IB fees and net gains on equity investments
    - IB fees up 30% YoY, driven by higher fees across all products, with particularly strong performance in equity underwriting fees
  - Payments revenue of $5.3B, up 12% YoY, predominantly driven by higher deposit balances and fee growth
  - Lending revenue of $2.0B, up 7% YoY, largely driven by higher loan balances
- **Markets & Securities Services revenue**
  - Markets revenue of $12.1B, up 35% YoY
    - Fixed Income Markets revenue of $6.1B, up 6% YoY, driven by higher revenue in Credit, Currencies & Emerging Markets and Rates, partially offset by lower revenue in Commodities
    - Equity Markets revenue of $6.0B, up 86% YoY, driven by strong performance across products and regions
  - Securities Services revenue of $1.7B, up 17% YoY, predominantly driven by fee growth on higher market levels and client activity, as well as higher deposit balances
- **Expense** of $11.4B, up 18% YoY, predominantly driven by higher compensation, including higher revenue-related compensation, as well as higher brokerage expense
- **Credit costs** of $356mm
  - NCOs of $207mm and net reserve build of $149mm

REVENUE BY CLIENT COVERAGE SEGMENT ($MM)[5]

	2Q26	$ O/(U) 1Q26	$ O/(U) 2Q25
Banking & Payments revenue	**$11,162**	**$737**	**$1,914**
Global Corporate & Investment Banking	7,797	532	1,478
Commercial Banking	3,365	205	436
Commercial & Specialized Industries	2,472	192	405
Commercial Real Estate Banking	893	13	31

[1] See note 1 on slide 9; For additional footnotes see slide 11

JPMorganChase

5

CCB CIB **AWM** Corp.

Asset & Wealth Management[1]

SELECTED INCOME STATEMENT DATA ($MM)

		$ O/(U)	
	2Q26	1Q26	2Q25
Revenue	**$6,851**	**$477**	**$1,091**
Asset Management	3,320	248	615
Global Private Bank	3,531	229	476
Expense	**4,207**	**40**	**474**
Credit costs	**13**	**37**	**(33)**
Net income	**$1,957**	**$182**	**$484**

KEY DRIVERS / STATISTICS ($B)[2]

	2Q26	1Q26	2Q25
Average equity	$16.0	$16.0	$16.0
ROE	48%	44%	36%
Pretax margin	38	35	34
Assets under management ("AUM")	$5,140	$4,789	$4,343
Client assets	7,663	7,103	6,421
Average loans	284.3	268.0	240.6
Average deposits	260.1	253.7	248.4

FINANCIAL PERFORMANCE

- **Net income of $2.0B, up 33% YoY**
- **Revenue** of $6.9B, up 19% YoY, driven by growth in management fees on higher average market levels and strong net inflows, as well as investment valuation gains, higher loan balances and higher brokerage activity
- **Expense** of $4.2B, up 13% YoY, largely driven by higher compensation, primarily due to higher revenue-related compensation and continued growth in private banking advisor teams, as well as higher distribution fees
- **AUM** of $5.1T, up 18% YoY, and client assets of $7.7T, up 19% YoY, driven by higher market levels and continued net inflows
  - For the quarter, AUM had long-term net inflows of $50B and liquidity net inflows of $22B
- **Average loans** of $284B, up 18% YoY and 6% QoQ
- **Average deposits** of $260B, up 5% YoY and 3% QoQ

[1] See note 1 on slide 9
[2] Actual numbers for all periods, not over/(under)

JPMorganChase

6

Corporate1 1 See note 1 on slide 9 2 See note 5 on slide 9 CCB CIB AWM Corp. SELECTED INCOME STATEMENT DATA ($MM) FINANCIAL PERFORMANCE ⚫ Revenue of $6.0B, up $4.5B YoY, or down $805mm excluding significant items2 ⚫ Net interest income of $822mm, down $667mm YoY, predominantly driven by the impact of lower rates ⚫ Noninterest revenue of $5.2B, up $5.2B YoY, or down $138mm excluding significant items; the decrease includes the impact of higher net investment securities losses ⚫ Expense of $611mm, up $64mm YoY $ O/(U) 2Q26 1Q26 2Q25 Revenue $6,046 $4,831 $4,508 Net interest income 822 (204) (667) Noninterest revenue 5,224 5,035 5,175 Expense 611 43 64 Credit costs (10) (9) (35) Net income $4,209 $3,510 $2,514 7

Outlook[1]

1

Expect FY2026 net interest income of **~$105.5B**, market dependent

Expect FY2026 net interest income excluding Markets of **~$96.5B**, market dependent

2

Expect FY2026 adjusted expense[2] of **~$107.5B**, market dependent

- Increase relative to prior outlook primarily due to higher volume- and revenue-related expenses driven by the activity levels and associated revenue outperformance

3

Expect FY2026 Card Services NCO rate of **~3.2%**

[1] See notes 1, 2 and 4 on slide 9
[2] Adjusted expense excludes Firmwide legal expense

JPMorganChase

8

Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm as a whole and for each of the reportable business segments and Corporate on a fully taxable-equivalent basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by each of the lines of business and Corporate. For a reconciliation of the Firm’s results from a reported to managed basis, refer to page 7 of the Earnings Release Financial Supplement 2. In addition to reviewing net interest income (“NII”) and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding Markets, which is composed of Fixed Income Markets and Equity Markets. Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income. These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For a reconciliation of NII and NIR from reported to excluding Markets, refer to page 28 of the Earnings Release Financial Supplement. For additional information on Markets revenue, refer to pages 73-74 of the Firm’s 2025 Form 10-K 3. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”) are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of related deferred tax liabilities. For a reconciliation from common stockholders’ equity to TCE, refer to page 10 of the Earnings Release Financial Supplement. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. Book value per share was $133.01, $128.38 and $122.51 at June 30, 2026, March 31, 2026 and June 30, 2025, respectively. TCE, ROTCE and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity 4. Adjusted expense and adjusted overhead ratio are each non-GAAP financial measures. Adjusted expense represents noninterest expense excluding Firmwide legal expense of $116mm, $223mm and $118mm for the three months ended June 30, 2026, March 31, 2026 and June 30, 2025, respectively. The adjusted overhead ratio measures the Firm’s adjusted expense as a percentage of managed net revenue. Management believes this information helps inves tors understand the effect of these items on reported results and provides an alternate presentation of the Firm’s performance 5. The significant items, each in the current quarter, collectively refer to a $4.6B net gain related to Visa shares in Corporate as well as $1.0B of gains on certain equity investments, of which $763mm was in Corporate and $263mm was in CIB. Results excluding significant items are non-GAAP financial measures. Excluding these items from second-quarter 2026 net income, earnings per share and ROTCE resulted in a decrease of $4.2B (after tax) to reported net income from $21.2B to $16.9B, a decrease of $1.56 per share to reported EPS from $7.70 to $6.14 and a decrease of 6 percentage points to reported ROTCE from 29% to 23%. Management believes these measures provide useful information to investors and analysts in assessing the Firm’s results 9

Additional notes 1. Total excess high-quality liquid assets (“HQLA”) represent the average eligible unencumbered liquid assets that are in excess of what is required to meet the estimated Firm and Bank total net cash outflows over a prospective 30 calendar-day period of significant stress under the LCR rule. HQLA and unencumbered marketable securities include end-of-period HQLA, excluding regulatory prescribed haircuts under the LCR rule where applicable, for both the Firm and the excess HQLA-eligible securities included as part of the excess liquidity at JPMorgan Chase Bank, N.A., which are not transferable to non-bank affiliates and thus excluded from the Firm’s LCR. Also include other end-of-period unencumbered marketable securities, such as equity and debt securities. Does not include borrowing capacity at Federal Home Loan Banks and the discount window at the Federal Reserve Bank. Refer to Liquidity Risk Management on pages 41-47 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026 and pages 100-107 of the Firm’s 2025 Form 10-K for additional information 2. On April 13, 2026, Visa Inc. commenced an exchange offer for Visa Class B-2 common stock. On May 11, 2026, Visa accepted the Firm’s tender of its 18.6mm Visa Class B-2 common stock in exchange for a combination of Visa Class B-3 common stock and Visa Class C common stock. Visa’s acceptance resulted in a gain for the Firm relating to the Visa Class C common stock, which is held at fair value 10

Additional notes on slides 4-5 Slide 4 – Consumer & Community Banking 2. Actual numbers for all periods, not over/(under) 3. Users of all mobile platforms who have logged in within the past 90 days 4. Excludes Commercial Card 5. Firmwide mortgage origination volume was $21.2B, $16.6B and $16.3B for the three months ended June 30, 2026, March 31, 2026 and June 30, 2025, respectively Slide 5 – Commercial & Investment Bank 2. Actual numbers for all periods, not over/(under) 3. Client deposits and other third-party liabilities (“client deposits”) pertain to the Payments and Securities Services businesses 4. Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate 5. Refer to page 70 of the Firm’s Annual Report on Form 10-K for the year ended December 31, 2025 for a description of each of the client coverage segments 11

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and expectations of JPMorgan Chase & Co.’s management, speak only as of the date on which they were made, and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase & Co.’s website (https://jpmorganchaseco.gcs-web.com/ir/sec-other-filings/overview), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update any forward-looking statements. 12